Exhibit 10.1

POMERANTZ LLP Jennifer Pafiti (CA Bar No. 282790) Austin P. Van (pro hac vice) 600 Third Avenue, 20th Floor New York, New York 10016 Telephone: (212) 661 - 1100 jpafiti@pomlaw.com avan@pomlaw.com Class Counsel - additional counsel on signature page - UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF CALIFORNIA No. 3:21 - cv - 00687 - AJB - MSB 1 2 3 4 5 6 7 8 9 10 11 12 13 MOHAMMED USMAN ALI, Individually and on Behalf of All 14 Others Similarly Situated, 15 Plaintiff, 16 17 vs. 18 FRANKLIN WIRELESS CORP., 19 OC KIM, and DAVID BROWN, 20 Defendants. 21 22 23 STIPULATION AND AGREEMENT OF SETTLEMENT 24 This Stipulation and Agreement of Settlement, dated as of May 23, 2023 (the 25 “Stipulation”), which embodies the terms and conditions of settlement of the above - 26 captioned action (the “Action”), is entered into between (a) Class Representative 27 Gergely Csaba (“Plaintiff”), on behalf of himself and the Class (defined below); and 28 (b) Defendants Franklin Wireless Corp., OC Kim, and David Brown (the “Defendants,” - 1 - STIPULATION AND AGREEMENT OF SETTLEMENT Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.635 Page 2 of 36

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and collectively with Plaintiff, the “Parties”) . 1 Subject to the approval of the Court and the terms and conditions expressly provided herein, this Stipulation is intended to fully, finally and forever compromise, settle, release, resolve, and dismiss with prejudice the Action and all claims asserted therein or that could have been asserted therein . Whereas: A. On April 16, 2021, Mohammed Usman Ali commenced this Action in the U.S. District Court for the Southern District of California, styled Mohammed Usman Ali v. Franklin Wireless, Corp. et al., Case No. 3:21 - cv - 00687 - AJB - MSB. ECF No. 1. B. On September 15, 2021, the Court appointed Gergely Csaba as Lead Plaintiff, and Pomerantz LLP as Lead Counsel. ECF No. 14. C . On November 15 , 2021 , Plaintiff filed a Class Action Amended Complaint, ECF No . 26 , alleging that Defendants violated Sections 10 (b) and 20 (a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and U . S . Securities and Exchange Commission (“SEC”) Rule 10 b - 5 promulgated thereunder, by making materially false and misleading statements fraudulently implying that their core products, the Jetpacks, were functioning properly and were not suffering from any noteworthy defects when Defendants knew — but failed to disclose — that the Jetpacks had defective batteries that caused the devices to spark, catch fire, burn, explode, or otherwise combust, and so presented a risk of causing severe injury . 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 D. On January 14, 2022, Defendants filed their answer to the Amended 22 Complaint. ECF No. 27. 23 E. On January 3, 2023, the Court granted Plaintiff’s motion to certify the 24 Class. ECF No. 44. 25 F. On May 1, 2023, the Parties participated in a private mediation with Jed 26 Melnick of JAMS. In advance of the mediation, the Parties submitted and exchanged 27 28 1 All terms with initial capitalization not otherwise defined herein shall have the meanings ascribed to them in ¶ 1 herein. - 2 - STIPULATION AND AGREEMENT OF SETTLEMENT Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.636 Page 3 of 36

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detailed mediation statements and exhibits, which addressed, among other things, issues related to liability, loss causation, and damages . The mediation was conducted live via videoconference . During the mediation, the Parties reached an agreement in principle to settle and release all claims asserted against Defendants in the Action in exchange for a payment of $ 2 , 400 , 000 . 00 for the benefit of the Class, subject to the execution of a settlement stipulation and related papers and Court approval . - 3 - STIPULATION AND AGREEMENT OF SETTLEMENT G . T h e a gree m e n t was m emo r i a li z ed i n a m em or a n d um of u nd e r s t a n d in g ( t he “Me m or a n d um of U n d er s t a n di n g ”) w h i c h was f u l l y e x e c u t e d on M a y 3 , 2 0 2 3 . T h e Mem o ra n d um of U n d er s ta nd i n g s e ts f o r t h, am o ng ot her t hi n g s, t he P a r t i e s’ a gre e m e nt to f u l ly a nd f i n a l ly s e t t le a n d re l e a se a l l c l ai m s t h at w ere a s se r t ed or c o ul d h a ve be e n a s s er t ed in the A c t io n i n re t u r n f o r a p a y me n t b y or on b e h a lf of De f e n d a n t s o f tw o mi ll i o n f o ur hu n d red t ho us a n d do l l ars a n d zero ce n t s ( $ 2 , 4 0 0 , 0 0 0 . 0 0 ) f or t h e b e n ef i t o f the C l a ss . H. This Stipulation (together with the exhibits hereto) reflects the final and binding agreement between the Parties. 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 I. Based upon their investigation, prosecution and the early neutral 18 evaluation of the case, Plaintiff and Class Counsel have concluded that the terms and 19 conditions of this Stipulation are fair, reasonable and adequate to Plaintiff and the other 20 members of the Class, and in their best interests. Based on Plaintiff’s direct oversight 21 of the prosecution of this matter and with the advice of his counsel, Plaintiff has agreed 22 to settle and release the claims that were asserted or could have been asserted in the 23 Action pursuant to the terms and provisions of this Stipulation, after considering, 24 among other things: (a) the substantial financial benefit that Plaintiff and the other 25 members of the Class will receive under the proposed Settlement; and (b) the 26 significant risks and costs of continued litigation and trial. 27 J. This Stipulation constitutes a compromise of matters that are in dispute 28 between the Parties. The Defendants are entering into this Stipulation solely to Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.637 Page 4 of 36

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1 eliminate the uncertainty, burden and expense of further litigation. Each of the 2 Defendants denies any wrongdoing, and the Memorandum of Understanding and this 3 Stipulation shall in no event be construed or deemed to be evidence of or an admission 4 or concession on the part of any of the Defendants or any of Defendants’ Releasees 5 with respect to any claim or allegation of any fault or liability or wrongdoing or damage 6 whatsoever, or any infirmity in the defenses that the Defendants have, or could have, 7 asserted. The Defendants expressly deny that Plaintiff has asserted any valid claims as 8 to any of the Defendants, and expressly deny any and all allegations of fault, liability, 9 wrongdoing or damages whatsoever. Similarly, this Stipulation shall in no event be 10 construed or deemed to be evidence of or an admission or concession on the part of 11 Plaintiff of any infirmity in any of the claims asserted in the Action, or an admission 12 or concession that any of the Defendants’ defenses to liability had any merit. Each of 13 the Parties recognizes and acknowledges, however, that the Action has been initiated, 14 filed and prosecuted by Plaintiff in good faith and defended by Defendants in good 15 16 faith, that the Action is being voluntarily settled with the advice of counsel, and that 17 the terms of the Settlement are fair, adequate, and reasonable. 18 NOW THEREFORE, it is hereby STIPULATED AND AGREED, by and 19 among Plaintiff (individually and on behalf of all other members of the Class) and 20 Defendants, by and through their respective undersigned attorneys and subject to the 21 approval of the Court pursuant to Rule 23(e) of the Federal Rules of Civil Procedure, 22 that, in consideration of the benefits flowing to the Parties from the Settlement, all 23 Released Plaintiff’s Claims as against the Defendants’ Releasees and all Released 24 Defendants’ Claims as against the Plaintiff’s Releasees shall be settled and released, 25 upon and subject to the terms and conditions set forth below. 26 DEFINITIONS 27 1. As used in this Stipulation and any exhibits attached hereto and made a 28 part hereof, the following capitalized terms shall have the following meanings: - 4 - STIPULATION AND AGREEMENT OF SETTLEMENT Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.638 Page 5 of 36

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a) “Action” means the putative securities class action currently pending in the United States District Court for the Southern District of California styled as Ali v . Franklin Wireless Corp . , et al . , 3 : 21 - cv - 00687 - AJB - MSB . b) “Amended Complaint” means Class Action Amended Complaint filed by Plaintiff on January 14 , 2022 . ECF No . 26 . 28 i) “Class Counsel” means Pomerantz LLP. - 5 - STIPULATION AND AGREEMENT OF SETTLEMENT c) “Authorized Claimant” means a Class Member who submits a Proof of Claim Form to the Claims Administrator that is approved by the Court for payment from the Net Settlement Fund . d) “Claim” means a Proof of Claim Form submitted to the Claims Administrator. e) “Claim Form” or “Proof of Claim Form” means the form, substantially in the form attached hereto as Exhibit A - 2 , that a Claimant must complete and submit should that Claimant seek to share in a distribution of the Net Settlement Fund . f) “Claimant” means a person or entity who or which submits a Claim Form to the Claims Administrator seeking to be eligible to share in the proceeds of the Settlement Fund . g) “Claims Administrator” means the firm Epiq, which shall provide all notices approved by the Court to potential Class Members and administer the Settlement . 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 h) “Class” means all persons and entities other than defendants who 22 purchased or otherwise acquired Franklin common stock between September 17, 2020 23 and April 8, 2021, inclusive. Excluded from the Class are any parties who are or have 24 been Defendants in this litigation, the present and former officers and directors of 25 Franklin and any subsidiary thereof, members of their immediate families and their 26 legal representatives, heirs, successors or assigns and any entity in which any current 27 or former Defendant has or had a controlling interest. Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.639 Page 6 of 36

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j) “Class Distribution Order” means an Order entered by the Court authorizing and directing that the Net Settlement Fund be distributed, in whole or in part, to Authorized Claimants . 28 under the control of Class Counsel. - 6 - STIPULATION AND AGREEMENT OF SETTLEMENT k) “Class Member” means each person and entity who or which is a member of the Class. l) “Class Period” means the Class Period set forth in the Amended Complaint ( i.e. , September 17, 2020 through April 8, 2021, inclusive). “Court” means the United States District Court for the Southern District m) of California. n) o) “Defendants” means Franklin and the Individual Defendants. “Defendants’ Counsel” means Seltzer Caplan McMahon Vitek and SML Avvocati, P.C. p) “ Defendants’ Releasees” means Individual Defendants and Franklin’s current or former parents, subsidiaries, predecessors, successors, divisions, joint ventures and general or limited partnerships, and each of their respective current or former Officers, directors, trustees, partners, contractors, auditors, principals, agents, managing agents, employees, attorneys, accountants, investment bankers, underwriters, insurers or reinsurers in their capacities as such, as well as each of the immediate family members, heirs, executors, personal or legal representatives, estates, beneficiaries, predecessors, successors and assigns of the Individual Defendants and other individuals referred to in this paragraph . 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 q) “Effective Date” with respect to the Settlement means the first date by 24 which all of the events and conditions specified in ¶ 29 of this Stipulation have been 25 met and have occurred or have been waived. 26 27 r) “Escrow Account” means an account maintained at The Huntington National Bank wherein the Settlement Amount shall be deposited and held in escrow Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.640 Page 7 of 36

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s) “Escrow Agent” means The Huntington National Bank or its appointed agents . The Escrow Agent shall perform the duties as set forth in this Stipulation and any order of the Court in connection with the Settlement . 28 - 7 - STIPULATION AND AGREEMENT OF SETTLEMENT t) “Escrow Agreement” means the agreement between Class Counsel and the Escrow Agent setting forth the terms under which the Escrow Agent shall maintain the Escrow Account . 1 2 3 4 5 6 7 u) “Final,” with respect to the Judgment or any other court Order, means: 8 (i) if no appeal is filed, the expiration date of the time provided for filing or noticing 9 any appeal under the Federal Rules of Appellate Procedure, i.e., thirty (30) days after 10 entry of the judgment or Order; or (ii) if there is an appeal from the judgment or Order, 11 (a) the date of final dismissal of all such appeals, or the final dismissal of any 12 proceeding on certiorari or otherwise, or (b) the date the judgment or Order is finally 13 affirmed on an appeal, the expiration of the time to file a petition for a writ of certiorari 14 or other form of review, or the denial of a writ of certiorari or other form of review, 15 16 and, if certiorari or other form of review is granted, the date of final affirmance 17 following review pursuant to that grant. However, any appeal or proceeding seeking 18 subsequent judicial review pertaining solely to an Order issued with respect to 19 (i) attorneys’ fees, costs or expenses, or (ii) the plan of allocation of Settlement 20 proceeds (as submitted or subsequently modified), shall not in any way delay or 21 preclude a judgment from becoming Final. 22 v) “Franklin” means Franklin Wireless Corporation. 23 w) “Franklin Securities” means Franklin Wireless Corp.’s common stock 24 trading on the NASDAQ under the ticker symbol “FKWL.” 25 26 27 x) “Immediate Family” means children, stepchildren, parents, stepparents, spouses, marital communities, siblings, mothers - in - law, fathers - in - law, sons - in - law, daughters - in - law, brothers - in - law, and sisters - in - law . As used in this paragraph, Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.641 Page 8 of 36

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1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 gg) “Plaintiff” means Gergely Csaba. - 8 - STIPULATION AND AGREEMENT OF SETTLEMENT “spouse” shall mean a husband, a wife, or a partner in a state - recognized domestic relationship or civil union. y) “Individual Defendants” means OC Kim and David Brown. z) “Judgment” means the final judgment, substantially in the form attached hereto as Exhibit B, to be entered by the Court approving the Settlement . aa) “Litigation Expenses” means the costs and expenses incurred in connection with commencing, prosecuting and settling the Action (which may include the costs and expenses of Plaintiff directly related to his representation of the Class), for which Class Counsel intends to apply or could have applied to the Court for reimbursement from the Settlement Fund . bb) “Net Settlement Fund” means the Settlement Fund less : (i) any Taxes ; (ii) any Notice and Administration Costs ; (iii) any Litigation Expenses awarded by the Court ; and (iv) any attorneys’ fees awarded by the Court . cc) “Notice” means the Notice of (I) Pendency of Class Action and Proposed Settlement ; (II) Settlement Fairness Hearing ; and (III) Motion for an Award of Attorneys’ Fees and Reimbursement of Litigation Expenses, substantially in the form attached hereto as Exhibit A - 1 , which is to be mailed to Class Members . dd) “Notice and Administration Costs” means the costs, fees and expenses that are incurred by the Claims Administrator and/or Class Counsel in connection with : (i) providing notices to the Class ; and (ii) administering the Settlement, including but not limited to the Claims process, as well as the costs, fees and expenses incurred in connection with the Escrow Account . ee) “Officer” means any officer as that term is defined in Securities and Exchange Act Rule 16 a - 1 (f) . ff) “Parties” means the Defendants and Plaintiff, on behalf of themselves and the Class . Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.642 Page 9 of 36

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hh) “Plaintiff’s Releasees” means Plaintiff, Class Counsel, and all other Class Members, and their respective current and former officers, directors, agents, 28 causes of action and liabilities, of every nature and description whatsoever, whether - 9 - STIPULATION AND AGREEMENT OF SETTLEMENT 1 2 3 parents, affiliates, subsidiaries, successors, predecessors, assigns, assignees, 4 employees, and attorneys, in their capacities as such. 5 ii) “Plan of Allocation” means the proposed plan of allocation of the Net 6 Settlement Fund set forth in the Notice. 7 jj) “Preliminary Approval Order” means the Order, substantially in the form 8 attached hereto as Exhibit A, to be entered by the Court preliminarily approving the 9 Settlement and directing that notice of the Settlement be provided to the Class. 10 kk) “PSLRA” means the Private Securities Litigation Reform Act of 1995, 11 15 U.S.C. † 78u - 4, as amended. 12 ll) “Released Claims” means all Released Defendants’ Claims and all 13 Released Plaintiff’s Claims. 14 mm) “Released Defendants’ Claims” means any and all claims, demands, 15 16 rights, causes of action, and liabilities, whether based in law or equity, arising under 17 federal, state, local, statutory or common law or any other law, rule or regulation 18 including both known and Unknown Claims, that arise out of or relate in any way to 19 the institution, prosecution, or settlement of the claims asserted in this Action against 20 the Defendants, including under Rule 11 of the Federal Rules of Civil Procedure or for 21 any other fees or cost shifting. Released Defendants’ Claims do not include any claims 22 relating to the enforcement of the Settlement, any claims between or among the 23 Defendants and Defendants’ Releasees, any claims between the Defendants and 24 Defendants’ Releasees and their respective insurers, or any claims against any person 25 or entity who or which submits a request for exclusion from the Class that is accepted 26 by the Court. 27 nn) “Released Plaintiff’s Claims” means any and all claims, demands, rights, Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.643 Page 10 of 36

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1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Preliminary Approval Order. - 10 - STIPULATION AND AGREEMENT OF SETTLEMENT based in law or equity, arising under federal, state, local, statutory or common law, or any other law, rule or regulation, including both known and Unknown Claims, that have been or could have been asserted in any forum by the members of the Class, or the successors or assigns of any of them, in any capacity, arising out of, based upon or related in any way to the purchase, acquisition, sale, or ownership of Franklin Securities during the Class Period . Released Plaintiff’s Claims do not include : (i) any claims relating to the enforcement of the Settlement ; (ii) any claims of any person or entity who or which submits a request for exclusion that is accepted by the Court ; and (iii) any claims that already have been brought derivatively related to Franklin Securities during the Class Period . oo) “Releasee(s)” means each and any of the Defendants’ Releasees and each and any of the Plaintiff’s Releasees . pp) “Releases” means the releases set forth in ¶¶ 4 – 5 of this Stipulation . qq) “Settlement” means the settlement between Plaintiff and Defendants on the terms and conditions set forth in this Stipulation . rr) “Settlement Amount” means $ 2 , 400 , 000 . 00 in cash or immediately available funds . ss) “Settlement Fund” means the Settlement Amount plus any and all interest earned thereon . tt) “Settlement Hearing” means the hearing set by the Court under Rule 23 (e)(2) of the Federal Rules of Civil Procedure to consider final approval of the Settlement . uu) “Summary Notice” means the Summary Notice of (I) Pendency of Class Action and Proposed Settlement ; (II) Settlement Fairness Hearing ; and (III) Motion for an Award of Attorneys’ Fees and Reimbursement of Litigation Expenses, substantially in the form attached hereto as Exhibit A - 3 , to be published as set forth in the Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.644 Page 11 of 36

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1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 - 11 - STIPULATION AND AGREEMENT OF SETTLEMENT vv) “Taxes” means : (i) all federal, state and/or local taxes of any kind (including any interest or penalties thereon) on any income earned by the Settlement Fund ; (ii) the expenses and costs incurred by Class Counsel in connection with determining the amount of, and paying, any taxes owed by the Settlement Fund (including, without limitation, expenses of tax attorneys and accountants) ; and (iii) all taxes imposed on payments by the Settlement Fund, including withholding taxes . ww) “Unknown Claims” means any Released Plaintiff’s Claims which Plaintiff or any other Class Member does not know or suspect to exist in his, her or its favor at the time of the release of such claims, and any Released Defendants’ Claims which any Defendant or any other Defendants’ Releasee does not know or suspect to exist in his, her, or its favor at the time of the release of such claims, which, if known by him, her or it, might have affected any of his, her or its decision(s) with respect to this Settlement, including, without limitation, a Class Members’ decision not to opt - out or object . With respect to any and all Released Claims, the Parties stipulate and agree that, upon the Effective Date of the Settlement, Plaintiff and Defendants shall expressly waive, and each of the other Class Members and each of the Defendants’ Releasees and each of the Plaintiff’s Releasees shall be deemed to have waived, and by operation of the Judgment shall have expressly waived, any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code † 1542 , which provides : A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party . Plaintiff, any other Class Member, Defendants, and their respective Releasees may hereafter discover facts in addition to or different from those which he, she, or it Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.645 Page 12 of 36

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now knows or believes to be true with respect to the subject matter of the Released Claims, but the Parties stipulate and agree that, upon the Effective Date of the Settlement, Plaintiff and each of the Defendants shall expressly waive, and each of the other Class Members and Releasees shall be deemed to have waived, and by operation of the Judgment shall have expressly waived any and all Released Claims without regard to the subsequent discovery or existence of such different or additional facts . The Parties acknowledge, and each of the other Class Members and each of the Defendants’ Releasees shall be deemed by operation of law to have acknowledged, that the foregoing waiver was separately bargained for and a key element of the Settlement . PRELIMINARY APPROVAL OF SETTLEMENT 28 and forever compromised, settled, released, resolved, relinquished, waived and - 12 - STIPULATION AND AGREEMENT OF SETTLEMENT 2 . Promptly upon execution of this Stipulation, Plaintiff will move for preliminary approval of the Settlement and the scheduling of a hearing for consideration of final approval of the Settlement, which motion shall be unopposed by Defendants . Concurrently with the motion for preliminary approval, Plaintiff shall apply to the Court for, and Defendants shall agree to, entry of the Preliminary Approval Order, substantially in the form attached hereto as Exhibit A . RELEASE OF CLAIMS 3 . The obligations incurred pursuant to this Stipulation are in consideration of : (i) the full and final disposition of the Action as against Defendants ; and (ii) the Releases provided for herein . 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 4. Pursuant to the Judgment, and without further action by anyone, upon the 23 Effective Date of the Settlement, Plaintiff and each of the other Class Members, on 24 behalf of themselves, and their current and former officers, directors, agents, parents, 25 affiliates, subsidiaries, successors, predecessors, assigns, assignees, employees, 26 attorneys, heirs, executors, and administrators in their capacities as such, shall be 27 deemed to have, and by operation of law and of the judgment shall have, fully, finally Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.646 Page 13 of 36

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discharged any and all Released Plaintiff’s Claims against the Defendants and the Defendants’ Releasees, and shall be: 28 receipt from Class Counsel of the information necessary to effectuate a transfer of - 13 - STIPULATION AND AGREEMENT OF SETTLEMENT (a) permanently and forever enjoined from instituting, commencing or prosecuting, in any capacity, any and all Released Plaintiff’s Claims against any of the Defendants’ Releasees, and (b) deemed to permanently covenant to refrain from instituting, commencing or prosecuting, in any capacity, any and all Released Plaintiff’s Claims against any of the Defendants’ Releasees . 5 . Pursuant to the Judgment, and without further action by anyone, upon the Effective Date of the Settlement, Defendants, on behalf of themselves, and their current and former officers, directors, agents, parents, affiliates, subsidiaries, successors, predecessors, assigns, assignees, employees, attorneys, heirs, executors, and administrators in their capacities as such, shall be deemed to have, and by operation of law and of the judgment shall have, fully, finally and forever compromised, settled, released, resolved, relinquished, waived and discharged any and all Released Defendants’ Claims against Plaintiff and Plaintiff’s Releasees, and shall forever be barred and enjoined from prosecuting any or all of the Released Defendants’ Claims against any of Plaintiff’s Releasees . This release shall not apply to any person or entity who or which submits a request for exclusion from the Class that is accepted by the Court . 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 6. Notwithstanding ¶¶ 4 – 5 above, nothing in the Judgment shall bar any 23 action by any of the Parties to enforce or effectuate the terms of this Stipulation or the 24 Judgment. 25 THE SETTLEMENT CONSIDERATION 26 27 7. In consideration of the settlement of the Released Plaintiff’s Claims against Defendants and the Defendants’ Releasees, after the Defendants’ Counsel’s Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.647 Page 14 of 36

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funds to the Escrow Account, including wiring instructions that include the bank name and ABA routing number, account name and number, and a signed W - 9 reflecting a valid taxpayer identification number for the qualified settlement fund in which the Settlement Amount is to be deposited, the Defendants shall cause the payment of two million four hundred thousand dollars and zero cents ( $ 2 , 400 , 000 . 00 ) to be made into an escrow account specified by Plaintiff within ten (10) business days of the later of : (1) the Court granting preliminary approval of the Settlement ; or (2) receipt by Defendants of complete payment instructions, including a W - 9 form . The total payment of $ 2 , 400 , 000 . 00 as described in this paragraph shall constitute the “Settlement Amount . ” USE OF SETTLEMENT FUND 28 States Treasury Bills is negative, in lieu of purchasing such Treasury Bills, all or any - 14 - STIPULATION AND AGREEMENT OF SETTLEMENT 8 . The Settlement Fund shall be used to pay : (a) any Taxes ; (b) any Notice and Administration Costs ; (c) any Litigation Expenses awarded by the Court ; and (d) any attorneys’ fees awarded by the Court . The balance remaining in the Settlement Fund, that is, the Net Settlement Fund, shall be distributed to Authorized Claimants as provided in ¶¶ 17 – 28 below . 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 9. Except as provided herein or pursuant to orders of the Court, the Net 19 Settlement Fund shall remain in the Escrow Account prior to the Effective Date. All 20 funds held by the Escrow Agent shall be deemed to be in the custody of the Court and 21 shall remain subject to the jurisdiction of the Court until such time as the funds shall 22 be distributed or returned pursuant to the terms of this Stipulation and/or further order 23 of the Court. The Escrow Agent shall invest any funds in the Escrow Account 24 exclusively in United States Treasury Bills (or a mutual fund invested solely in such 25 instruments) and shall collect and reinvest all interest accrued thereon, except that any 26 residual cash balances up to the amount that is insured by the FDIC may be deposited 27 in any account that is fully insured by the FDIC. In the event that the yield on United Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.648 Page 15 of 36

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1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 consistent with the previous paragraph and in all events shall reflect that all Taxes on - 15 - STIPULATION AND AGREEMENT OF SETTLEMENT portion of the funds held by the Escrow Agent may be deposited in any account that is fully insured by the FDIC or backed by the full faith and credit of the United States . Additionally, if short - term placement of the funds is necessary, all or any portion of the funds held by the Escrow Agent may be deposited in any account that is fully insured by the FDIC or backed by the full faith and credit of the United States . 9 . The Parties agree that the Settlement Fund is intended to be a Qualified Settlement Fund within the meaning of Treasury Regulation † 1 . 468 B - 1 and that Class Counsel, as administrator of the Settlement Fund within the meaning of Treasury Regulation † 1 . 468 B - 2 (k)(3), shall be solely responsible for filing or causing to be filed all informational and other tax returns as may be necessary or appropriate (including, without limitation, the returns described in Treasury Regulation † 1 . 468 B - 2 (k)) for the Settlement Fund . Class Counsel shall also be responsible for causing payment to be made from the Settlement Fund of any Taxes owed with respect to the Settlement Fund . Defendants or the Defendants’ Releasees shall not have any liability or responsibility whatsoever for any such Taxes . Upon written request, Defendants will provide to Class Counsel the statement described in Treasury Regulation † 1 . 468 B - 3 (e) . Class Counsel, as administrator of the Settlement Fund within the meaning of Treasury Regulation † 1 . 468 B 2 (k)(3), shall timely make such elections as are necessary or advisable to carry out this paragraph, including, as necessary, making a “relation back election,” as described in Treasury Regulation † 1 . 468 B - 1 (j), to cause the Qualified Settlement Fund to come into existence at the earliest allowable date, and shall take or cause to be taken all actions as may be necessary or appropriate in connection therewith . 10 . All Taxes shall be paid out of the Settlement Fund, and shall be timely paid by the Escrow Agent pursuant to the disbursement instructions to be set forth in the Escrow Agreement, and without further order of the Court . Any tax returns prepared for the Settlement Fund (as well as the election set forth therein) shall be Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.649 Page 16 of 36

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the income earned by the Settlement Fund shall be paid out of the Settlement Fund as provided herein . Defendants or the Defendants’ Releasees shall have no responsibility or liability whatsoever for the acts or omissions of Class Counsel or its agents with respect to the payment of Taxes, as described herein . 28 - 16 - STIPULATION AND AGREEMENT OF SETTLEMENT 11 . The Settlement is not a claims - made settlement . Upon the occurrence of the Effective Date, no Defendant, Defendants’ Releasee, or any other person or entity who or which paid any portion of the Settlement Amount shall have any right to the return of the Settlement Fund or any portion thereof for any reason whatsoever, including without limitation, the number of Claim Forms submitted, the collective amount of Recognized Claims of Authorized Claimants, the percentage of recovery of losses, or the amounts to be paid to Authorized Claimants from the Net Settlement Fund . 1 2 3 4 5 6 7 8 9 10 11 12 13 12. Notwithstanding the fact that the Effective Date of the Settlement has not 14 yet occurred, Class Counsel may pay from the Settlement Fund, without further 15 16 approval from Defendants or further order of the Court, all Notice and Administration 17 Costs actually incurred and paid or payable up to $250,000.00 Such costs and expenses 18 shall include, without limitation, the actual costs of printing and mailing the Notice, 19 publishing the Summary Notice, reimbursements to nominee owners for forwarding 20 the Notice to their beneficial owners, the administrative expenses incurred and fees 21 charged by the Claims Administrator in connection with providing notice, 22 administering the Settlement (including processing the submitted Claims), and the fees, 23 if any, of the Escrow Agent. In the event that the Settlement is terminated pursuant to 24 the terms of this Stipulation, all Notice and Administration Costs paid or incurred, 25 including any related fees and Taxes, shall not be returned or repaid to Defendants, any 26 of the Defendants’ Releasees, or any other person or entity who or which paid any 27 portion of the Settlement Amount. Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.650 Page 17 of 36

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ATTORNEYS’ FEES AND LITIGATION EXPENSES 13. Class Counsel will apply to the Court for a collective award of attorneys’ 28 herein. Neither Plaintiff nor Class Counsel may cancel or terminate the Settlement - 17 - STIPULATION AND AGREEMENT OF SETTLEMENT fees to Class Counsel to be paid from the Settlement Fund, which will include interest accrued from the time of the creation of the Settlement Fund . Class Counsel also will apply to the Court for reimbursement of Litigation Expenses with interest, which may include a request for reimbursement of Plaintiff’s costs and expenses, including time and/or lost wages incurred in prosecuting the Action, directly related to his representation of the Class, to be paid from the Settlement Fund . Class Counsel’s application for an award of attorneys’ fees and/or Litigation Expenses is not the subject of any agreement between Defendants and Plaintiff other than what is set forth in this Stipulation . 1 2 3 4 5 6 7 8 9 10 11 12 14. Any attorneys’ fees and Litigation Expenses that are awarded by the Court 13 shall be paid to Class Counsel immediately upon award, notwithstanding the existence 14 of any timely filed objections thereto, or potential for appeal therefrom, or collateral 15 16 attack on the Settlement or any part thereof, subject to Class Counsel’s obligation to 17 make appropriate refunds or repayments to the Settlement Fund, plus accrued interest 18 at the same net rate as is earned by the Settlement Fund, if the Settlement is terminated 19 pursuant to the terms of this Stipulation or if, as a result of any appeal or further 20 proceedings on remand, or successful collateral attack, the award of attorneys’ fees 21 and/or Litigation Expenses is reduced or reversed and such order reducing or reversing 22 the award has become Final. Class Counsel shall make the appropriate refund or 23 repayment in full no later than thirty (30) calendar days after: (a) receiving from 24 Defendants’ Counsel notice of the termination of the Settlement; or (b) any order 25 reducing or reversing the award of attorneys’ fees and/or Litigation Expenses has 26 become Final. An award of attorneys’ fees and/or Litigation Expenses is not a 27 necessary term of this Stipulation and is not a condition of the Settlement embodied Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.651 Page 18 of 36

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based on this Court’s or any appellate court’s ruling with respect to attorneys’ fees and/or Litigation Expenses. 28 - 18 - STIPULATION AND AGREEMENT OF SETTLEMENT 15 . Class Counsel shall allocate the attorneys’ fees in a manner which it, in good faith, believes reflects the contributions of such counsel to the institution, prosecution and settlement of the Action . Defendants or the Defendants’ Releasees shall have no responsibility for or liability whatsoever with respect to the allocation or award of attorneys’ fees or Litigation Expenses . The attorneys’ fees and Litigation Expenses that are awarded to Class Counsel shall be payable solely from the Escrow Account . Under no circumstances shall Defendants and the Defendants’ Releasees be responsible to pay any portion of Class Counsel’s attorneys’ fees and/or any Litigation Expenses . NOTICE AND SETTLEMENT ADMINISTRATION 1 2 3 4 5 6 7 8 9 10 11 12 13 16. As part of the Preliminary Approval Order, Plaintiff shall seek 14 appointment of a Claims Administrator. The Claims Administrator shall administer the 15 16 Settlement, including but not limited to the process of receiving, reviewing and 17 approving or denying Claims, under Class Counsel’s supervision and subject to the 18 jurisdiction of the Court. Other than Franklin’s obligation to provide its securities 19 holders records as provided in ¶ 18 below, none of the Defendants, nor any other 20 Defendants’ Releasees, shall have any involvement in or any responsibility, authority 21 or liability whatsoever for the selection of the Claims Administrator, the Plan of 22 Allocation, the administration of the Settlement, the Claims process, or disbursement 23 of the Net Settlement Fund, and shall have no liability whatsoever to any person or 24 entity, including, but not limited to, Plaintiff, any other Class Members or Class 25 Counsel in connection with the foregoing. Defendants’ Counsel shall cooperate in the 26 administration of the Settlement to the extent reasonably necessary to effectuate its 27 terms. Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.652 Page 19 of 36

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17 . In accordance with the terms of the Preliminary Approval Order to be entered by the Court, Class Counsel shall cause the Claims Administrator to mail the Notice and Proof of Claim Form to those members of the Class as may be identified through reasonable effort . Class Counsel shall also cause the Claims Administrator to have the Summary Notice published in accordance with the terms of the Preliminary Approval Order to be entered by the Court . For the purposes of identifying and providing notice to the Class, within five (5) business days after entry of the Preliminary Approval Order, Franklin shall provide or cause to be provided to the Claims Administrator in electronic format, such as an Excel spreadsheet (at no cost to the Settlement Fund, Class Counsel or the Claims Administrator), its reasonably available lists (consisting of names and addresses) of the holders of Franklin Securities during the Class Period . 28 this Action. No Defendant, nor any of the Defendants’ Releasees, shall have any - 19 - STIPULATION AND AGREEMENT OF SETTLEMENT 18 . The Claims Administrator shall receive Claims and determine first, whether the Claim is a valid Claim, in whole or part, and second, each Authorized Claimant’s pro rata share of the Net Settlement Fund based upon each Authorized Claimant’s Recognized Claim compared to the total Recognized Claims of all Authorized Claimants (as set forth in the Plan of Allocation set forth in the Notice attached hereto as Exhibit A - 1 , or in such other plan of allocation as the Court approves) . 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 19. The Plan of Allocation proposed in the Notice is not a necessary term of 22 the Settlement or of this Stipulation and it is not a condition of the Settlement or of this 23 Stipulation that any particular plan of allocation be approved by the Court. Plaintiff and 24 Class Counsel may not cancel or terminate the Settlement (or this Stipulation) based 25 on this Court’s or any appellate court’s ruling with respect to the Plan of Allocation or 26 any other plan of allocation in this Action. The Defendants and Defendants’ Releasees 27 shall not object in any way to the Plan of Allocation or any other plan of allocation in Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.653 Page 20 of 36

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involvement with or liability, obligation or responsibility whatsoever for the application of the Court - approved plan of allocation. 27 28 may deem acceptable; - 20 - STIPULATION AND AGREEMENT OF SETTLEMENT 20 . Any Class Member who does not submit a valid Claim Form will not be entitled to receive any distribution from the Net Settlement Fund, but will otherwise be bound by all of the terms of this Stipulation and Settlement, including the terms of the Judgment to be entered in the Action and the releases provided for herein and therein, and will be permanently barred and enjoined from bringing any action, claim, or other proceeding of any kind against Defendants or the Defendants’ Releasees with respect to the Released Plaintiff’s Claims in the event that the Effective Date occurs with respect to the Settlement . 21 . Class Counsel shall be responsible for supervising the administration of the Settlement and the disbursement of the Net Settlement Fund subject to Court approval . No Defendant, nor any of the Defendants’ Releasees, shall be permitted to review, contest or object to any Claim Form, or any decision of the Claims Administrator or Class Counsel with respect to accepting or rejecting any Claim for payment by a Class Member . Class Counsel shall have the right, but not the obligation, to waive what it deems to be formal or technical defects in any Claim Forms submitted in the interests of achieving substantial justice . 22 . For purposes of determining the extent, if any, to which a Class Member shall be entitled to be treated as an Authorized Claimant, the following conditions shall apply : 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 a) Each Class Member shall be required to submit a Claim Form, 24 substantially in the form attached hereto as Exhibit A - 2, supported by such documents 25 as are designated therein, including proof of the Claimant’s loss, or such other 26 documents or proof as the Claims Administrator or Class Counsel, in their discretion, Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.654 Page 21 of 36

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b) All Claim Forms must be submitted by the date set by the Court in the Preliminary Approval Order and specified in the Notice . Any Class Member who fails to submit a Claim Form by such date shall be forever barred from receiving any distribution from the Net Settlement Fund or payment pursuant to this Stipulation (unless by Order of the Court such Class Member’s Claim Form is accepted), but shall in all other respects be bound by all of the terms of this Stipulation and the Settlement, including the terms of the Judgment and the Releases provided for herein and therein, and will be permanently barred and enjoined from bringing any action, claim or other proceeding of any kind against any Defendants or the Defendants’ Releasees with respect to any Released Plaintiff’s Claim . Provided that it is mailed by the claim - submission deadline, a Claim Form shall be deemed to be submitted when postmarked, if received with a postmark indicated on the envelope and if mailed by first - class mail and addressed in accordance with the instructions thereon . In all other cases, the Claim Form shall be deemed to have been submitted on the date when actually received by the Claims Administrator ; 27 28 and shall indicate in such notice that the Claimant whose Claim is to be rejected has - 21 - STIPULATION AND AGREEMENT OF SETTLEMENT c) Each Claim Form shall be submitted to and reviewed by the Claims Administrator who shall determine in accordance with this Stipulation and the Plan of Allocation the extent, if any, to which each Claim shall be allowed, subject to review by the Court pursuant to subparagraph e) below as necessary ; 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 d) Claim Forms that do not meet the submission requirements may be 22 rejected. Prior to rejecting a Claim in whole or in part, the Claims Administrator shall 23 communicate with the Claimant in writing, to give the Claimant the chance to remedy 24 any curable deficiencies in the Claim Form submitted. The Claims Administrator shall 25 notify, in a timely fashion and in writing, all Claimants whose Claim the Claims 26 Administrator proposes to reject in whole or in part, setting forth the reasons therefor, Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.655 Page 22 of 36

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the right to a review by the Court if the Claimant so desires and complies with the requirements of subparagraph e) below; and 28 from the Net Settlement Fund, but otherwise shall be bound by all of the terms of this - 22 - STIPULATION AND AGREEMENT OF SETTLEMENT e) If any Claimant whose Claim has been rejected in whole or in part desires to contest such rejection, the Claimant must, within ten (10) after the date of mailing of the notice required in subparagraph (d) above, serve upon the Claims Administrator a notice and statement of reasons indicating the Claimant’s grounds for contesting the rejection along with any supporting documentation, and requesting a review thereof by the Court . If a dispute concerning a Claim cannot be otherwise resolved, Class Counsel shall thereafter present the request for review to the Court . 23 . Each Claimant shall be deemed to have submitted to the jurisdiction of the Court with respect to the Claimant’s Claim, and the Claim will be subject to investigation and discovery under the Federal Rules of Civil Procedure, provided, however, that such investigation and discovery shall be limited to that Claimant’s status as a Class Member and the validity and amount of the Claimant’s Claim . No discovery whatsoever shall be allowed on the merits of this Action or of the Settlement in connection with the processing of Claim Forms . 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 24. Class Counsel will apply to the Court, on notice to Defendants’ Counsel, 19 for a Class Distribution Order: (a) approving the Claims Administrator’s administrative 20 determinations concerning the acceptance and rejection of the Claims submitted; 21 (b) approving payment of any administration fees and expenses associated with the 22 administration of the Settlement from the Escrow Account; and (c) if the Effective Date 23 has occurred, directing payment of the Net Settlement Fund to Authorized Claimants 24 from the Escrow Account. 25 26 27 25 . Payment pursuant to the Class Distribution Order shall be final and conclusive against all Class Members . All Class Members whose Claims are not approved by the Court for payment shall be barred from participating in distributions Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.656 Page 23 of 36

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1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 - 23 - STIPULATION AND AGREEMENT OF SETTLEMENT Stipulation and the Settlement, including the terms of the Judgment, to be entered in this Action and the Releases provided for herein and therein, and will be permanently barred and enjoined from bringing any action against any and all Defendants or the Defendants’ Releasees with respect to any and all of the Released Plaintiff’s Claims . 26 . No person or entity shall have any claim against Plaintiff, Class Counsel, the Claims Administrator or any other agent designated by Class Counsel, or the Defendants’ Releasees and/or their respective counsel, arising from distributions made substantially in accordance with the Stipulation, the Plan of Allocation approved by the Court, or any order of the Court . Plaintiff and Defendants, and their respective counsel, and Plaintiff’s damages expert and all other Releasees shall have no liability whatsoever for the investment or distribution of the Settlement Fund or the Net Settlement Fund, the plan of allocation, or the determination, administration, calculation, or payment of any claim or nonperformance of the Claims Administrator, the payment or withholding of taxes (including interest and penalties) owed by the Settlement Fund, or any losses incurred in connection therewith . 27 . All proceedings with respect to the administration, processing and determination of Claims and the determination of all controversies relating thereto, including disputed questions of law and fact with respect to the validity of Claims, shall be subject to the jurisdiction of the Court . All Class Members and Parties to this Settlement expressly waive trial by jury (to the extent any such right may exist) and any right of appeal or review with respect to such determinations . TERMS OF THE JUDGMENT 28 . If the Settlement contemplated by this Stipulation is approved by the Court, Class Counsel and Defendants’ Counsel shall request that the Court enter a Judgment, substantially in the form attached hereto as Exhibit B . Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.657 Page 24 of 36

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CONDITIONS OF SETTLEMENT AND EFFECT OF DISAPPROVAL, CANCELLATION OR TERMINATION 29. The Effective Date of the Settlement shall be deemed to occur on the occurrence or waiver of all of the following events : a) the Court has entered the Preliminary Approval Order, substantially in the form set forth in Exhibit A attached hereto, as required by ¶ 2 above ; b) the Settlement Amount has been deposited into the Escrow Account in accordance with the provisions of ¶ 7 above ; c) Defendants have not exercised their option to terminate the Settlement pursuant to the provisions of this Stipulation (including the Supplemental Agreement described in ¶ 33 below) ; d) Plaintiff has not exercised its option to terminate the Settlement pursuant to the provisions of this Stipulation ; and 27 28 canceled and terminated. - 24 - STIPULATION AND AGREEMENT OF SETTLEMENT e) the Court has approved the Settlement as described herein, following the period set forth for notice under the Class Action Fairness Act (“CAFA”), and following notice to the Class and a hearing, as prescribed by Rule 23 of the Federal Rules of Civil Procedure, and entered the Judgment and the Judgment has become Final and none of the Parties seek to terminate the Settlement . 30 . Upon the occurrence of all of the events referenced in ¶ 29 above, any and all remaining interest or right of Defendants in or to the Settlement Fund, if any, shall be absolutely and forever extinguished and the Releases herein shall be effective . 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 31. If (i) Defendants exercise their right to terminate the Settlement as 23 provided in this Stipulation; (ii) Plaintiff exercises its right to terminate the Settlement 24 as provided in this Stipulation; (iii) the Court disapproves the Settlement; or (iv) the 25 Effective Date as to the Settlement otherwise fails to occur, then: 26 a) The Settlement and the relevant portions of this Stipulation shall be Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.658 Page 25 of 36

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b) Plaintiff and Defendants shall revert to their respective positions in the Action as of May 3, 2023 prior to the execution of the Memorandum of Understanding. 28 the Judgment in any material respect as to the Settlement; or (d) the date upon which - 25 - STIPULATION AND AGREEMENT OF SETTLEMENT c) The terms and provisions of this Stipulation, with the exception of this ¶ 31 and ¶¶ 12 , 14 , 34 , and 55 , shall have no further force and effect with respect to the Parties and shall not be used in the Action or in any other proceeding for any purpose, and any Judgment or order entered by the Court in accordance with the terms of this Stipulation shall be treated as vacated, nunc pro tunc . d) Within thirty (30) calendar days after joint written notification of termination is sent by Defendants’ Counsel and Class Counsel to the Escrow Agent or the Defendants’ Counsel’s unilateral notification of termination to the Escrow Agent as permitted under ¶ 33 of the Stipulation, the Settlement Fund (including accrued interest thereon and any funds received by Class Counsel consistent with ¶ 14 above), less any Notice and Administration Costs actually incurred, paid or payable and less any Taxes paid, due or owing shall be refunded by the Escrow Agent to the person(s) that made the respective deposits or as otherwise directed by such persons . In the event that the funds received by Class Counsel consistent with ¶ 14 above have not been refunded to the Settlement Fund within the thirty (30) calendar days specified in this paragraph, those funds shall be refunded by the Escrow Agent to the person(s) that made the respective deposits or as otherwise directed by such persons immediately upon their deposit into the Escrow Account consistent with ¶ 14 above . 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 32. It is further stipulated and agreed that Plaintiff and Defendants shall each 23 have the right to terminate the Settlement and this Stipulation, by providing written 24 notice of their election to do so (“Termination Notice”) to the other Parties to this 25 Stipulation within thirty (30) days of: (a) the Court’s final refusal to enter the 26 Preliminary Approval Order in any material respect; (b) the Court’s final refusal to 27 approve the Settlement or any material part thereof; (c) the Court’s final refusal to enter Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.659 Page 26 of 36

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the Judgment is modified or reversed in any material respect by the United States Court of Appeals for the Ninth Circuit or the United States Supreme Court . However, any decision or proceeding, whether in this Court or any appellate court, with respect to an application for attorneys’ fees or reimbursement of Litigation Expenses or with respect to any plan of allocation shall not be considered material to the Settlement, shall not affect the finality of any Judgment, and shall not be grounds for termination of the Settlement . 33 . In addition to the grounds set forth in ¶ 32 above, Defendants shall have the unilateral right to terminate the Settlement in the event that Class Members timely and validly requesting exclusion from the Class meet the conditions set forth in Defendants’ confidential supplemental agreement with Plaintiff (the “Supplemental Agreement”), in accordance with the terms of that agreement . The Supplemental Agreement, which is being executed concurrently herewith, shall not be filed with the Court and its terms shall not be disclosed in any other manner (other than the statements herein and in the Notice, to the extent necessary, or as otherwise provided in the Supplemental Agreement) unless and until the Court otherwise directs or a dispute arises between Plaintiff and Defendants concerning its interpretation or application, in which event the Parties shall submit the Supplemental Agreement to the Court in camera and request that the Court afford it confidential treatment . NO ADMISSION OF WRONGDOING 28 (including any arguments proffered in connection therewith): - 26 - STIPULATION AND AGREEMENT OF SETTLEMENT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 34. None of the Memorandum of Understanding, this Stipulation (whether or 23 not consummated), including the exhibits hereto and the Plan of Allocation contained 24 therein (or any other plan of allocation that may be approved by the Court), the 25 negotiations leading to the execution of the Memorandum of Understanding and this 26 Stipulation, nor any proceedings taken pursuant to or in connection with the 27 Memorandum of Understanding, this Stipulation and/or approval of the Settlement Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.660 Page 27 of 36

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a) shall be offered against any of the Defendants or the Defendants’ Releasees as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Defendants or the Defendants’ Releasees with respect to the truth of any fact alleged by Plaintiff or the validity of any claim that was or could have been asserted or the deficiency of any defense that has been or could have been asserted in this Action or in any other litigation, or of any liability, negligence, fault, or other wrongdoing of any kind of any of the Defendants or the Defendants’ Releasees or in any way referred to for any other reason as against any of the Defendants or the Defendants’ Releasees, in any civil, criminal or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Stipulation ; 28 - 27 - STIPULATION AND AGREEMENT OF SETTLEMENT b) shall be offered against any of the Plaintiff’s Releasees, as evidence of, or construed as, or deemed to be evidence of any presumption, concession or admission by any of the Plaintiff’s Releasees that any of their claims are without merit, that any of the Defendants or the Defendants’ Releasees had meritorious defenses, or that damages recoverable under the Amended Complaint would not have exceeded the Settlement Amount or with respect to any liability, negligence, fault or wrongdoing of any kind, or in any way referred to for any other reason as against any of the Plaintiff’s Releasees, in any civil, criminal or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Stipulation ; or 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 c) shall be construed against any of the Releasees as an admission, 23 concession, or presumption that the consideration to be given hereunder represents the 24 amount which could be or would have been recovered after trial; provided, however , 25 that if this Stipulation is approved by the Court, the Parties and the Releasees and their 26 respective counsel may refer to it to effectuate the protections from liability granted 27 hereunder or otherwise to enforce the terms of the Settlement. Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.661 Page 28 of 36

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NOTICE AS REQUIRED BY CAFA 35. Defendants shall be responsible for timely service of any notices that 28 respect to the Released Plaintiff’s Claims, including Unknown Claims. Accordingly, - 28 - STIPULATION AND AGREEMENT OF SETTLEMENT might be required pursuant to the Class Action Fairness Act, 28 U . S . C . † 1715 . Defendants shall provide a copy of such notices as well as proof of service of such notices to Class Counsel . MISCELLANEOUS PROVISIONS 36 . All of the exhibits attached hereto are hereby incorporated by reference as though fully set forth herein . Notwithstanding the foregoing, in the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibit attached hereto, the terms of the Stipulation shall prevail . 1 2 3 4 5 6 7 8 9 10 11 37. In the event of the entry of a final order of a court of competent jurisdiction 12 determining the transfer of money to the Settlement Fund or any portion thereof by or 13 on behalf of Defendants to be a preference, voidable transfer, fraudulent transfer or 14 similar transaction and any portion thereof is required to be returned, and such amount 15 16 is not promptly deposited into the Settlement Fund by others, then, at the election of 17 Plaintiff, Plaintiff and Defendants shall jointly move the Court to vacate and set aside 18 the Releases given and the Judgment entered in favor of Defendants and the other 19 Releasees pursuant to this Stipulation, in which event the releases and Judgment shall 20 be null and void, and the Parties shall be restored to their respective positions in the 21 litigation as provided in ¶ 32 above and any cash amounts in the Settlement Fund (less 22 any Taxes paid, due or owing with respect to the Settlement Fund and less any Notice 23 and Administration Costs actually incurred, paid or payable) shall be returned as 24 provided in ¶ 32. 25 26 27 38 . The Parties intend this Stipulation and the Settlement to be a final and complete resolution of all disputes asserted or which could be asserted by Plaintiff and any other Class Members against the Defendants or the Defendants’ Releasees with Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.662 Page 29 of 36

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Plaintiff and its counsel and Defendants and their counsel agree not to assert in any forum that this Action was brought by Plaintiff or defended by Defendants in bad faith or without a reasonable basis . No Party shall assert any claims of any violation of Rule 11 of the Federal Rules of Civil Procedure relating to the institution, prosecution, defense, or settlement of this Action . The Parties agree that the amounts paid and the other terms of the Settlement were negotiated at arm’s - length and in good faith by the Parties, and reflect the Settlement that was reached voluntarily after extensive negotiations and consultation with experienced legal counsel, who were fully competent to assess the strengths and weaknesses of their respective clients’ claims or defenses . 28 could in any way be construed as alleging that Defendants or any of Defendants’ - 29 - STIPULATION AND AGREEMENT OF SETTLEMENT 1 2 3 4 5 6 7 8 9 10 11 39. While retaining their right to deny that the claims asserted in the Action 12 were meritorious, Defendants and their counsel, in any statement made to any media 13 representative (whether or not for attribution) will not assert that the Action was 14 commenced or prosecuted in bad faith, nor will they deny that the Action was 15 16 commenced and prosecuted in good faith and is being settled voluntarily after 17 consultation with competent legal counsel. In all events, Plaintiff and its counsel and 18 Defendants and their counsel shall not make any accusations of wrongful or actionable 19 conduct by any Party concerning the prosecution, defense, and resolution of the Action, 20 and shall not otherwise suggest that the Settlement constitutes an admission of any 21 claim or defense alleged. Moreover, Plaintiff and Class Counsel shall not, at any time 22 on or after the Effective Date, make any statement, irrespective of whether written or 23 oral, to any party, that (i) is, or may reasonably be construed to be, critical or derogatory 24 of, or likely to be harmful to, Defendants or any of Defendants’ Releasees, or (ii) is 25 reasonably likely to be injurious to the goodwill, reputation or business standing of any 26 of Defendants or any of Defendants’ Releasees. In furtherance, and not in limitation, 27 of the foregoing, neither Plaintiff nor Class Counsel shall make any statement that Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.663 Page 30 of 36

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1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 - 30 - STIPULATION AND AGREEMENT OF SETTLEMENT Releasees participated in any illegal, unethical or disreputable conduct whether in their business or personal affairs or otherwise. 40 . The terms of the Settlement, as reflected in this Stipulation, may not be modified or amended, nor may any of its provisions be waived, except by a writing signed on behalf of both Plaintiff and Defendants (or their successors - in - interest) . 41. The headings herein are used for the purpose of convenience only and are not meant to have legal effect. 42 . The administration and consummation of the Settlement as embodied in this Stipulation shall be under the authority of the Court, and the Court shall retain jurisdiction for the purpose of entering orders providing for awards of attorneys’ fees and Litigation Expenses to Class Counsel and enforcing the terms of this Stipulation, including the Plan of Allocation (or such other plan of allocation as may be approved by the Court) and the distribution of the Net Settlement Fund to Class Members . 43 . The waiver by one Party of any breach of this Stipulation by any other Party shall not be deemed a waiver of any other prior or subsequent breach of this Stipulation . 44 . This Stipulation and its exhibits and the Supplemental Agreement constitute the entire agreement among Plaintiff and the Defendants concerning the Settlement and this Stipulation and its exhibits . All Parties acknowledge that no other agreements, representations, warranties, or inducements have been made by any Party hereto concerning this Stipulation, its exhibits or the Supplemental Agreement other than those contained and memorialized in such documents . 45 . This Stipulation may be executed in one or more counterparts, including by signature transmitted via facsimile, or by a . pdf/ . tif image of the signature transmitted via email . All executed counterparts and each of them shall be deemed to be one and the same instrument . Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.664 Page 31 of 36

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46 . This Stipulation shall be binding upon and inure to the benefit of the successors and assigns of the Parties, including any and all Releasees and any corporation, partnership, or other entity into or with which any Party hereto may merge, consolidate or reorganize . 28 Stipulation, such notice shall be in writing and shall be deemed to have been duly given - 31 - STIPULATION AND AGREEMENT OF SETTLEMENT 47 . The construction, interpretation, operation, effect and validity of this Stipulation, the Supplemental Agreement and all documents necessary to effectuate it shall be governed by the internal laws of the State of California without regard to conflicts of laws, except to the extent that federal law requires that federal law govern . 48. Any action arising under or to enforce this Stipulation, or any portion thereof, shall be commenced and maintained only in the Court. 49 . This Stipulation shall not be construed more strictly against one Party than another merely by virtue of the fact that it, or any part of it, may have been prepared by counsel for one of the Parties, it being recognized that it is the result of arm’s - length negotiations between the Parties and all Parties have contributed substantially and materially to the preparation of this Stipulation . 50 . All counsel and any other person executing this Stipulation and any of the exhibits hereto, or any related Settlement documents, warrant and represent that they have the full authority to do so and that they have the authority to take appropriate action required or permitted to be taken pursuant to the Stipulation to effectuate its terms . 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 51. Class Counsel and Defendants’ Counsel agree to cooperate fully with one 23 another in seeking Court approval of the Preliminary Approval Order and the 24 Settlement, as embodied in this Stipulation, and to use best efforts to promptly agree 25 upon and execute all such other documentation as may be reasonably required to obtain 26 final approval by the Court of the Settlement. 27 52. If any Party is required to give notice to another Party under this Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.665 Page 32 of 36

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1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 - 32 - STIPULATION AND AGREEMENT OF SETTLEMENT upon receipt of hand delivery or facsimile or email transmission, with confirmation of receipt. Notice shall be provided as follows: If to Plaintiff or Class Counsel: POMERANTZ LLP Attn: Jeremy A. Lieberman, Esq. 600 Third Avenue, 20 th Floor New York, New York 10016 - 1917 Telephone: (212) 661 - 1100 Facsimile: (917) 463 - 1044 Email: jalieberman@pomlaw.com If to Defendants: SELTZER CAPLAN MCMAHON VITEK Attn: Richard D. Gluck 750 B Street, Suite 2100 San Diego, CA 92101 - 8177 Telephone: (619) 685 - 3090 Facsimile: (619) 685 - 3100 Email: gluck@scmv.com SML AVOCATTI P.C. Attn: Stephen Lobbin 888 Prospect Street, Suite 200 San Diego, California 92037 Telephone: (949) 636 - 1391 Email: sml@smlavvocati.com 53. Except as otherwise provided herein, each Party shall bear its own costs. 54. Whether or not the Stipulation is approved by the Court and whether or not the Stipulation is consummated, or the Effective Date occurs, the Parties and their counsel shall use their best efforts to keep all negotiations, discussions, acts performed, agreements, drafts, documents signed and proceedings in connection with the Stipulation confidential . Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.666 Page 33 of 36

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- 34 - STIPULATION AND AGREEMENT OF SETTLEMENT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Class Counsel THE PORTNOY LAW FIRM Lesley F. Portnoy 1800 Century Park East, Suite 600 Los Angeles, California 90067 Telephone: (310) 692 - 8883 Facsimile: (212) 697 - 7296 Email: lesley@portnoylaw.com Additional Class Counsel Case 3:21 - cv - 00687 - AJB - MSB Document 61 - 2 Filed 05/24/23 PageID.669 Page 36 of 36

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